JACK IN THE BOX INC.
                              NON-EMPLOYEE DIRECTOR
                             STOCK OPTION AGREEMENT
                       UNDER THE 2004 STOCK INCENTIVE PLAN


     THIS AGREEMENT is made as of ____________________, 200___ between Jack in the Box Inc., a Delaware corporation (the "Company"), and ____________________ (the "Optionee").

                                    RECITALS

     The Compensation Committee (the "Committee") of the Board of Directors of the Company which administers the Company's 2004 Stock Incentive Plan (the "Plan") has granted to the Optionee as of the date of this Agreement an option (the "Option") to purchase shares of the Common Stock of the Company, par value $0.01 per share (the "Common Stock"), on the terms and conditions set forth herein.

                                    AGREEMENT

     In consideration of the foregoing and of the mutual covenants set forth herein and other good and valuable consideration, the parties hereto agree as follows:

     1. DEFINITIONS. Unless otherwise defined here, capitalized terms shall have the meanings assigned to such terms in the Plan.

     2. SHARES OPTIONED: OPTION PRICE. Optionee may purchase all or any part of an aggregate of _________ shares of Common Stock, at the exercise price of ____________ per share (the "Option Exercise Price"), which shall be not less than the fair market value on the date hereof, on the terms and conditions set forth herein.

     3. OPTION TERM: TIMES OF EXERCISE OR SALE. The Option shall terminate and no portion of the Option may be exercised in whole or in part more than ten years after the date hereof, subject to earlier termination under this Agreement. This Option shall become exercisable in full six (6) months after the date of this Agreement.

     4. CONSIDERATION. The Option has been granted in consideration of the Optionee's continued service as a non-employee director of the Company and acceptance by the Optionee of the terms and conditions set forth below and in the Plan.

     5. EXERCISE DATES. Subject to the terms and conditions herein and in the Plan, the Option shall become exercisable on the date as provided in Paragraph 3 above. Fractional shares may not be purchased or delivered hereunder. Once exercisable and until terminated, all or any portion of the Option may be exercised from time to time and at any time subject to procedures that the Company shall establish from time to time, including, without limitation, procedures regarding the frequency of exercise and the minimum number of option shares which may be purchased at any time.


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     6.   EXERCISING THE OPTION. This Option may be exercised only by the
Optionee or his or her permitted transferees and only by the methods set forth herein. Subject to the terms and conditions of the Plan, the Optionee may exercise all or any portion of the Option by giving notice of exercise to the Company or its designee in the manner specified from time to time by the Company, accompanied by payment or instructions for payment in full of the Option Exercise Price for the shares being purchased. Each such notice shall specify the number of shares of Common Stock to be purchased, the Option Exercise Price, the grant date, and such other matters as required by the Committee. Each notice shall include such representations and documents as the Board, in its sole discretion, deems necessary or advisable to comply with all applicable provisions of the Securities Act of 1933, as amended, and any other federal or state securities laws or regulations. In the event that the option shall be exercised by any person other than the non-employee director, such person shall provide appropriate proof of the right to exercise the option and such representations as the Board deems necessary or advisable.

     7. PAYMENT OF EXERCISE PRICE. The payment of the aggregate Option Exercise Price shall be made (i) in cash or by cashiers check, (ii) by delivery of a properly executed notice together with irrevocable instructions to a broker providing for the assignment to the Company of the proceeds of a sale with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System), or (iii) any combination of the foregoing.

     8. NON-TRANSFERABILITY. Except as otherwise provided in this Paragraph, this Option: (a) shall be exercisable during the Optionee's lifetime only by the Optionee, and is not transferable other than by will or the laws of descent and distribution; (b) shall not be otherwise transferred, assigned, pledged, or disposed of in any way, whether by operation of law or otherwise, and shall not be subject to execution, attachment or similar process; (c) shall immediately terminate and become null and void upon any attempt to transfer, assign, pledge, or otherwise dispose of this Option, other than as permitted herein, or upon the levy of any execution, attachment or similar process upon this Option. Notwithstanding the foregoing, with the approval of the Committee, the Option may be transferred to a trust for the benefit of the Optionee or the Optionee's "family member" as that term is defined in the General Instructions to Form S-8 Registration Statement under the Securities Act.

     9. EFFECT OF TERMINATION OF SERVICE. If the Optionee terminates service to the Company because of the Optionee's removal as a director for cause, as determined by the Company's Board of Directors in its sole discretion, this Option shall expire concurrently with such termination of Service.

     If the Optionee terminates service to the Company other than because of the Optionee's removal as a director for cause, as determined by the Board of Directors in its sole discretion, then this Option shall be exercisable by Optionee, or his or her permitted transferees or the person or persons to whom Optionee's rights under the Options have passed by will or by applicable laws of descent and distribution, as to all shares granted to Optionee, without regard to exercise limitations set forth in Section 3 "Option Term: Times of Exercise or Sale" hereof; provided however, that all rights under such Option shall expire in any event on the tenth anniversary of the date of grant.


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     10.  LEGALITY. Common Stock shall not be issued upon exercise of an option granted hereunder unless and until counsel for the Company shall be satisfied that any conditions necessary for such issuance to comply with applicable federal, state or local securities, tax or other laws or rules or applicable securities exchange requirements have been fulfilled.

     11. ADJUSTMENTS IN STOCK. Subject to the provisions of the Plan, if the outstanding shares of the Company Common Stock of the class subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends and the like, appropriate adjustments to be conclusively determined by the Committee, shall be made in the number and/or type of shares or securities subject to this Option and in the Option Exercise Price, so that the total purchase price of the shares then subject to this Option shall remain unchanged.

     12. CHANGE IN CONTROL. Upon the dissolution or liquidation of the Company, this Option shall terminate. Upon the occurrence of a Change in Control, this Option shall terminate unless provision be made in writing in connection with such transaction for the assumption of the Option or the substitution for the Option of a new option covering the stock of a successor employer corporation, or a parent or subsidiary thereof or of the Company, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the person then entitled to exercise the Option shall have the right, at such time immediately prior to the consummation of the Change in Control as the Company shall designate, to exercise this Option to the full extent not theretofore exercised, including any installments previously not exercisable prior to the Change in Control. Adjustments under this section shall be made by the Committee, whose determination as to what adjustments shall be made and the extent thereof shall be conclusive. No fractional shares of stock shall be issued under this Option or in connection with any such adjustment.

     13. PLAN CONTROLS. The Option and all terms and conditions set forth in this agreement are subject in all respects to the terms and conditions of the Plan as may be amended from time to time, (but no amendment shall adversely affect the Optionee's rights under this Option) and any rules and regulations promulgated by the Committee, which shall be controlling. All constructions, interpretations, rule determinations or other actions taken by the Committee shall be final, binding and conclusive on all interested parties, including the Company and its subsidiaries and all former, present and future employees of the Company or its subsidiaries.

     14. ARBITRATION. Any dispute or claim concerning any Options granted (or not granted) pursuant to the Plan and this agreement and any other disputes or claims relating to or arising out of the Plan and this agreement shall be fully, finally and exclusively resolved by binding arbitration conducted in San Diego, California, by either (i) the American Arbitration Association in accordance with its rules and procedures, or (ii) by any party mutually agreed upon by the Committee and the claimant. By accepting an Option, the Optionee and the Company waive their respective rights to have any disputes or claims tried by a judge or jury.

     15. RESPONSIBILITY FOR EXERCISE. The Optionee hereby acknowledges that he or she is responsible for taking any and all actions as may be required to


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exercise this Option in a timely manner and for properly executing any such documents as may be required for exercise in accordance with such rules and procedures as may be established by the Committee from time to time. By signing this agreement the Optionee acknowledges that information regarding the procedures and requirements for this exercise of the Option is available upon request. The Company shall have no duty or obligation to notify the Optionee of the expiration date of this Option.

     16. LAWS GOVERNING. The Option and the Plan shall be construed and enforced in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law.

     17. RECEIPT OF PROSPECTUS. The Optionee hereby acknowledges that he or she has received a copy of the prospectus relating to the Option and the shares covered thereby and the Plan.

     18. OPTION AGREEMENT. This agreement has no cash value or other legal significance and the entitlement of any rights hereunder shall be governed by the terms of the Plan and the books and records maintained by the Company.

     IN WITNESS WHEREOF, the Company has caused this Option to be executed on its behalf by its Chief Executive Officer, President or one of its Vice Presidents and Optionee has hereunto set his hand as of the day and year first above written.

JACK IN THE BOX INC.                    OPTIONEE

By:
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    Linda A. Lang                  Signature

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                                   Name

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                                   Street Address

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                                   City, State  Zip

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                                   Social Security Number


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